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                                                                    EXHIBIT 10.5

                                  AMENDMENT TO
                           SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       FOR
                        MHC OPERATING LIMITED PARTNERSHIP

     THIS AMENDMENT TO SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP FOR MHC OPERATING LIMITED PARTNERSHIP (this "Amendment") is entered into and shall be effective for all purposes as of the 27th of February, 2004, by and between MHC Trust, a Maryland real estate investment trust (the "General Partner" or "MHC Trust"), the incoming General Partner of MHC Operating Limited Partnership, an Illinois limited partnership (the "Partnership") and Manufactured Home Communities, Inc., a Maryland corporation ("MHC, Inc."), as the withdrawing General Partner of the Partnership.

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Partnership is governed by that certain Second Amended and Restated Agreement of Limited Partnership dated as of March 15, 1996, as amended (collectively, the "Partnership Agreement") (capitalized terms used but not defined herein have the meanings set forth in the Partnership Agreement);

     WHEREAS, pursuant to that certain Assignment and Assumption Agreement of even date herewith, MHC, Inc., has assigned its entire Partnership Interest in the Partnership to MHC Trust and withdrawn as the General Partner of the Partnership;

     WHEREAS, pursuant to Sections 16.2 and 16.5 of the Partnership Agreement, the Partners have consented to this Amendment; and

     WHEREAS, the Partners desire to amend the Partnership Agreement to reflect the withdrawal of MHC, Inc. as the General Partner and the admission of MHC Trust as a substitute General Partner of the Partnership and certain other changes.

     NOW, THEREFORE, in consideration of the mutual promises herein contained and intending to be legally bound hereby, the Partners agree as follows:

     1. The Partners hereby ratify and approve the transfer and assignment by MHC, Inc. of its entire Partnership Interest to MHC Trust.

     2. The Partners hereby admit MHC Trust as a substitute General Partner of the Partnership, effective as of the date hereof. MHC Trust hereby accepts and agrees to be bound by the terms and conditions of the Partnership Agreement, as amended hereby. All of the

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requirements contained in the Partnership Agreement relating to the transfer and assignment of such Partnership Interest and such admission have been satisfied or waived.

     3. Notwithstanding anything contained to the contrary in the Partnership Agreement, for all purposes of the Partnership Agreement, the term "General Partner" shall refer only to "MHC Trust" and the term "Company" shall refer only to "MHC, Inc."

     4. MHC Trust and MHC, Inc. shall file a Certificate of Amendment to the Certificate of Limited Partnership with the Secretary of State of Illinois reflecting the admission of MHC Trust as the substitute General Partner and the withdrawal of MHC, Inc. as the General Partner of the Partnership.

     5. The Partnership Agreement is hereby further amended as follows:

          (i)  Section 2 is hereby amended as follows:

               a. The definition of "Company" is hereby amended by deleting the following phrase "and the General Partner of the Partnership."

               b. The definition of "General Partner" is hereby deleted in its entirety and the following inserted in lieu thereof: "General Partner" shall mean MHC Trust, a Maryland real estate investment trust."

               c. A new definition shall be inserted as follows: "MHC Trust" shall mean MHC Trust, a Maryland real estate investment trust.

          (ii) Section 3.2(B)(i) is hereby deleted in its entirety and the following inserted in lieu thereof: "OP Units to MHC Trust, upon the issuance by MHC Trust of additional Common Shares to the Company following the issuance by the Company of additional Common Shares (other than in exchange for OP Units) and the contribution of the net proceeds thereof as a Capital Contribution by the Company to MHC Trust and the contribution of such proceeds by MHC Trust to the Partnership as provided for in Section 3.3(B) below, it being understood, however, that the Company may issue Common Shares in connection with share option plans, dividend reinvestment plans, restricted share plans or other benefit or compensation plans (for example, shares issued in lieu of fees or compensation) without receiving any proceeds and that the issuance of such Common Shares shall nonetheless entitle MHC Trust to additional OP Units pursuant to this clause (i);"

          (iii) Section 3.2(B)(ii), (iii) and (v) are hereby amended by deleting the following phrase "(including the Company)" where it appears and inserting the following in lieu thereof: "(including MHC Trust)" .


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          (iv) Section 3.2(B)(iv) is hereby deleted in its entirety and the following inserted in lieu thereof: "(iv) Preference Units to MHC Trust upon the issuance by the Company of securities other than Common Shares (whether debt or equity securities) (`Other Securities') and the contribution of the net proceeds thereof as a Capital Contribution to MHC Trust and the contribution of such net proceeds by MHC Trust to the Partnership as provided for in Section 3.3(8) below; and"

          (v) Section 3.2(B)(a) is hereby deleted in its entirety and the following inserted in lieu thereof: "the number of OP Units issued to MHC Trust under clause (i) of this section 3.2(B) shall be equal to the number of Common Shares issued by the Company;"

          (vi) Section 3.2(C) is hereby amended as follows:

               a. Commencing with the second sentence thereof, the language "Such right may be exercised by a Limited Partner at any time and from time to time upon not less than ten (10) days prior written notice to the Company. Upon receipt of such a request, the Company may, in its discretion, in lieu of issuing Common Shares, cause the Partnership" is hereby amended to read as follows: "Such right may be exercised by a Limited Partner at any time and from time to time upon not less than ten (10) days prior written notice to the General Partner and the Company. Upon receipt of such a request, the Company may, in its discretion, in lieu of issuing Common Shares, cause the General Partner to cause the Partnership".

               b. The following language contained therein: "the term `Company' or `General Partner' shall thereafter be deemed to refer to the `Successor Issuer', except in each case as the context may otherwise require to accomplish the purpose and intent of the applicable provision. In the event the Company issues any Common Shares in exchange for OP Units pursuant to this Section 3.2(C), the General Partner shall record the transfer on the books of the Partnership so that the Company is thereupon the owner and holder of such OP Units." shall be amended to read as follows: "the term `Company' shall thereafter be deemed to refer to the `Successor Issuer', except in each case as the context may otherwise require to accomplish the purpose and intent of the applicable provision. In the event the Company issues any Common Shares in exchange for OP Units pursuant to this Section 3.2(C), the Company shall contribute such OP Units to MHC Trust, and the General Partner shall record the transfer on the books of the Partnership so that MHC Trust is thereupon the owner and holder of such OP Units."

          (vii) Section 3.2(D) is hereby deleted in its entirety and the following inserted in lieu thereof: "D. The General Partner shall cause the Partnership to issue to MHC Trust rights, options or warrants to acquire OP Units or Preference Units that correspond to rights, options or warrants to acquire Common Shares or Other Securities issued by MHC Trust, that correspond to rights, options or warrants to acquire Common Shares or Other Securities issued by the Company. Such rights, options or warrants issued by the Partnership shall have designations, preferences and other rights such that the economic interests are substantially similar to the corresponding rights, options or warrants issued by MHC Trust, and the rights, options or warrants issued by MHC Trust shall have designations, preferences and other rights

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such that the economic interests are substantially similar to the corresponding rights, options or warrants issued by the Company. In accordance with Section 3.3(B) below, the Company shall contribute the net proceeds of the issuance of the corresponding rights, options or warrants and from the exercise of the corresponding rights, options or warrants to MHC Trust, and MHC Trust shall contribute the net proceeds of the issuance of the corresponding rights, options or warrants and from the exercise of the corresponding rights, options or warrants to the Partnership, it being understood, however, that the Company may issue options to acquire Common Shares in connection with benefit or compensation plans without receiving any proceeds and that the issuance of such options shall nonetheless entitle the Company to receive, without consideration therefor, corresponding options to acquire MHC Trust stock and shall nonetheless entitle MHC Trust to receive, without consideration therefor, corresponding options to acquire OP Units pursuant to this Section 3.2(D)."

          (viii) Section 3.3(B) is hereby deleted in its entirety and the following inserted in lieu thereof: "B. Except for (i) the capitalization of any entity wholly owned by the General Partner which is (a) the general partner of a partnership having the Partnership as a limited partner, or (b) the equity interest holder of another entity having the Partnership as an equity interest holder, (ii) the net proceeds generated by the issuance of Other Securities that evidence debt (and are not equity securities) that are loaned by the Company to MHC Trust and by MHC Trust to the Partnership, and (iii) where, in the good faith opinion of the Company, the net proceeds generated by the issuance of Other Securities (whether for debt or equity) are retained by the Company for a valid business reason consistent with the purposes of the Partnership and such retention does not materially adversely affect the Limited Partners, the net proceeds of any and all funds raised by or through the Company through the issuance of Common Shares or Other Securities, or upon the issuance or exercise of rights, options or warrants to acquire Common Shares or Other Securities issued by the Company, shall be contributed by the Company to MHC Trust as additional Capital Contributions and shall be contributed by MHC Trust to the Partnership as additional Capital Contributions, and in such event MHC Trust shall be issued either additional Units pursuant to Section 3.2(8) above, or rights, options or warrants pursuant to Section 3.2(D) above."

          (ix) Section 3.3(C) is hereby deleted in its entirety and the following inserted in lieu thereof: "C. If the General Partner creates and administers a reinvestment program in substantial conformance with a dividend reinvestment program which may be available from time to time to holders of the Common Shares, each Limited Partner holding OP Units shall have the right to reinvest any or all cash distributions payable to it from time to time pursuant to this Agreement by having some or all (as the Limited Partner elects) of such distributions contributed to the Partnership as additional Capital Contributions, and in such event the Partnership shall issue to each such Limited Partner additional OP Units pursuant to clause (iii) of Section 3.2(B) above, or the General Partner may elect to cause distributions with respect to which a Limited Partner has elected reinvestment to be contributed to the Company in exchange for the issuance of Common Shares. Pursuant to Section 3.2(B)(iii), any OP Units issued to the Company shall be contributed to MHC Trust, and the General Partner shall record the transfer on the books of


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the Partnership so that MHC Trust is thereupon the owner and holder of such OP
Units. At the option of the General Partner, such a program may also be made available with respect to Preference Units."

          (x) Section 3.8 is hereby deleted in its entirety and the following inserted in lieu thereof: "Redemption and Repurchase of Units. In the event of the proposed repurchase or redemption for cash by the Company of (i) Common Shares, or (ii) Other Securities, with respect to which the General Partner had previously been issued Preference Units pursuant to Section 3.2(B)(iv) above, then, in such event, the Partnership shall provide cash to the General Partner equal to the proposed repurchase or redemption price which cash shall be distributed by the General Partner to the Company, and one OP Unit (or, in the case of redemption or repurchase by the Company of Other Securities contemplated by clause (ii) above, one Preference Unit which had been issued with respect to such Other Securities) shall be cancelled with respect to each Common Share (or unit of Other Securities) so repurchased or redeemed."

          (xi) Sections 9.6(i) and 9.6(ii) are hereby amended by replacing all references therein to "the Company" with "the General Partner."

          (xii) Section 9.7(E) is hereby deleted in its entirety and the following inserted in lieu thereof: "E. The General Partner may loan to the Partnership the net proceeds of loans obtained or debt securities issued by the General Partner, representing the net proceeds of loans obtained or debt securities issued by the Company, so long as the terms of such loans to the Partnership are substantially equivalent to those of the corresponding loans obtained or debt securities issued by the General Partner and by the Company."

          (xiii) Section 9.9 is hereby deleted in its entirety and the following inserted in lieu thereof: "9.9 General Partner Expenses and Liabilities. All costs and expenses incurred by the General Partner in connection with its activities as the General Partner hereunder, all costs and expenses incurred by the General Partner and the Company in connection with their continued corporate existence, qualification as a real estate investment trust under the Code and otherwise, and all other liabilities incurred or suffered by the General Partner or the Company in connection with the pursuit of their respective business and affairs as contemplated hereunder and in connection herewith, shall be paid (or reimbursed to the General Partner or Company, if paid by each respectively) by the Partnership unless and to the extent that any such costs were paid by the Company in connection with the issuance of additional shares of stock of the Company as contemplated by Section 3.3(B) above. Notwithstanding anything to the contrary contained herein, this Section 9.9 shall apply only to the extent that such costs, expenses or liabilities exceed any cash distributed to the General Partner by any wholly-owned subsidiary of the General Partner.

     6. The Partnership Agreement, as amended hereby, is ratified and affirmed in all respects and shall continue in full force and effect.


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     IN WITNESS WHEREOF and pursuant to Section 16 of the Partnership Agreement, the General Partner on behalf of all Partners has executed and certified this Amendment as of the date first above written.

                                GENERAL PARTNER

                                MHC TRUST, a Maryland real estate investment trust, as General Partner of the Partnership


                                By:  /s/ David W. Fell
                                     ----------------------------------
                                Name: David W. Fell
                                      ---------------------------------
                                Title: Vice President
                                       --------------------------------


                                WITHDRAWING GENERAL PARTNER

                                MANUFACTURED HOME COMMUNITIES, INC., a
                                Maryland corporation, as Withdrawing General
                                Partner of the Partnership



                                By:  /s/ Michael Berman
                                     ----------------------------------
                                Name: Michael Berman
                                      ---------------------------------
                                Title: Vice President, Treasurer and
                                       Chief Financial Officer
                                       --------------------------------


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